Exhibit 24(b)(16)


                         1838 INTERNATIONAL EQUITY FUND
                         ------------------------------

FOR THE PERIOD FROM AUGUST 3, 1995 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1997:



   CUMULATIVE TOTAL RETURN                          AVERAGE ANNUAL TOTAL RETURN
   -----------------------                          ---------------------------

           (ERV/P) - 1 = T                           (ERV/P) 1/2.249315 - 1 = T

($1,208.20/$1,000) - 1 = T                ($1,208.20/$1,000) 1/2.249315 - 1 = T

                0.2082 = T                                           0.0877 = T

                20.82% = T                                            8.77% = T


FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997:




   CUMULATIVE TOTAL RETURN
   -----------------------

           (ERV/P) - 1 = T

($1,152.30/$1,000) - 1 = T

                0.1523 = T

                15.23% = T

                                                               Exhibit 24(b)(16)

                           1838 SMALL CAP EQUITY FUND
                           --------------------------

FOR THE PERIOD FROM JUNE 17, 1996 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1997:

   CUMULATIVE TOTAL RETURN                          AVERAGE ANNUAL TOTAL RETURN
   -----------------------                          ---------------------------

           (ERV/P) - 1 = T                           (ERV/P) 1/2.375342 - 1 = T

($1,319.68/$1,000) - 1 = T                ($1,319.68/$1,000) 1/2.375342 - 1 = T

                0.3197 = T                                           0.2235 = T

                31.97% = T                                           22.35% = T


FOR THE FISCAL YEAR ENDED OCTOBER 31, 1997:

   CUMULATIVE TOTAL RETURN
   -----------------------

           (ERV/P) - 1 = T

($1,378.06/$1,000) - 1 = T

                0.3781 = T

                37.81% = T

                                                               Exhibit 24(b)(16)

                             1838 FIXED INCOME FUND
                             ----------------------

FOR THE PERIOD FROM SEPTEMBER 2, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH OCTOBER 31, 1997:

   CUMULATIVE TOTAL RETURN
   -----------------------

           (ERV/P) - 1 = T

($1,027.00/$1,000) - 1 = T

                0.0270 = T

                 2.70% = T